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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                    Date of Report (Date of Event Reported):
                                November 14, 2001

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                                 TELIGENT, INC.
             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
         (State or other jurisdiction of incorporation or organization)



                  000-23387                     54-1866562
          ------------------------------------------------------------
           (Commission File Number) (IRS Employer Identification No.)



                               8065 Leesburg Pike
                                    Suite 400
                             Vienna, Virginia 22182
                    (Address of Principal Executive Offices)
                                   (Zip Code)


        Registrant's telephone number, including area code (703) 762-5100


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Item 5.  Other Events

Teligent, Inc., a Delaware corporation (the "Company"), has been restructuring its operations to attract funding from investors and/or purchasers to keep all of its current businesses operational. Due to the Company's inability to attract a suitable investor and/or purchaser in the timeframe anticipated, the Company is taking steps to further restructure its operations. On November 14, 2001, the Bankruptcy Court for the Southern District of New York authorized the Company to substantially reduce its workforce as necessary, file regulatory applications and notices regarding the discontinuance of certain services to a substantial number of customers in eleven markets, and issue notices to such affected customers. The Company will continue to provide facilities-based private line, transport, and wholesale services as well as resold services in all 74 markets where it holds fixed-wireless licenses.


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         TELIGENT, INC.


Dated: November 15, 2001                 By: /s/ STUART H. KUPINSKY
                                             ----------------------
                                         Name:  Stuart H. Kupinsky
                                         Title: Senior Vice President, General
                                                Counsel and Assistant Secretary